Exhibit 10

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:

Corporate Backed Trust Certificates, Sears Roebuck Acceptance Note-Backed Series 2003-1

*CUSIP:  21988G338    Class   A-1
         21988GCD6    Class   A-2

In accordance with the Standard Terms and Conditions of Trust, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending June 1, 2003.

INTEREST ACCOUNT

Balance as of January 28, 2003.....                                       $0.00
        Scheduled Income received on securities.....              $2,156,000.00
        Unscheduled Income received on securities.....                    $0.00

LESS:
        Distribution to Class A-1 Holders.....                   -$1,473,245.31
        Distribution to Class A-2 Holders.....                           -$0.00
        Distribution to Depositor.....                             -$682,733.33
        Distribution to Trustee.....                                    -$21.36
Balance as of June 1, 2003.....                                           $0.00

PRINCIPAL ACCOUNT

Balance as of January 28, 2003.....                                       $0.00
        Scheduled Principal received on securities.....                   $0.00

LESS:
        Distribution to Holders.....                                     -$0.00
Balance as of June 1, 2003.....                                           $0.00

                  UNDERLYING SECURITIES HELD AS OF June 1, 2003

           Principal
             Amount                          Title of Security
           ---------                         -----------------
          $61,600,000      Sears Roebuck Acceptance Corp. 7.00% Notes due June
                           1, 2032
                           *CUSIP:      812404BK6

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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